                                                             Exhibit 10.8.8



                NRG GENERATING (NEWARK) COGENERATION INC.,
                               as Mortgagor

                                    to

             CREDIT SUISSE, AS AGENT FOR THE SECURED PARTIES,
                               as Mortgagee


                 AMENDED AND RESTATED LEASEHOLD MORTGAGE,



                         ASSIGNMENT OF LEASES AND



                       RENTS AND SECURITY AGREEMENT



                         (Leasehold and Easements)



               Dated: As of June 28, 1996

               Location: Portion of
               Lots 75 and 58 in Block 2412,
               Newark Municipal Tax Map,
               County of Essex
               State of New Jersey



               RECORD AND RETURN TO:

               Chadbourne & Parke LLP
               30 Rockefeller Plaza
               New York, New York 10112

               Attention: Richard Sonkin, Esq.



                         ESSEX COUNTY, NEW JERSEY

                       This instrument prepared by:


               /s/ Christopher C. Beers
               Name:     Christopher C. Beers

                 AMENDED AND RESTATED LEASEHOLD MORTGAGE,
           ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT

          THIS AMENDED AND RESTATED LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "Mortgage") made as of the 28th day of June, 1996 by NRG GENERATING (NEWARK) COGENERATION INC., a Delaware corporation having an address at c/o NRG Energy, Inc., 1221 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55403 ("Mortgagor") and CREDIT SUISSE having an address at Tower 49, 12 East 49th Street, New York, New York 10017, as agent (in such capacity, "Agent") on behalf of and for the benefit of the Secured Parties under the Credit Agreement (defined below) (the Agent, acting on its own behalf and on behalf of the Secured Parties pursuant to the Credit Agreement being hereinafter referred to as "Mortgagee"),

                           W I T N E S S E T H :

          WHEREAS, Mortgagor is the owner and holder of a leasehold estate in the premises described in Exhibit A attached hereto (hereinafter referred to as the "Leasehold Premises") pursuant to a certain Ground Lease dated as of July 18, 1988 between Newark Group Industries, Inc. and O'Brien (Newark) Cogeneration, Inc., a memorandum of which was recorded in the Essex County Clerk's office on July 21, 1988, in Deed Book 5036, page 617, as amended pursuant to Agreement dated July 20, 1988, Amendment dated November 14, 1990, and in connection with which Amendment, a Memorandum of Lease Amendment was recorded in said Essex County Clerk's Office on April 23, 1991, in Mortgage Book 5925, page 834 and as further amended pursuant to a Stipulation of Settlement (among Newark Group Industries, Inc., Calpine Corporation and NRG Energy, Inc.) dated January 23, 1996 (hereinafter collectively referred to as the "Ground Lease");

          WHEREAS, Mortgagor is also the holder of the rights to use the easements described in Exhibit B attached hereto (collectively, the "Easements"), which Easements pertain to the premises, or to portions thereof, described in Exhibit C attached hereto (collectively, the "Easement Premises" and together with the Leasehold Premises being hereinafter collectively referred to as the "Premises");

          WHEREAS, Mortgagor proposes to operate on the Leasehold Premises an existing 52 MW power plant, including the related electric power transmission, fuel supply and fuel transportation facilities, fuel storage facilities and other facilities and goods that are ancillary, incidental, necessary or reasonably related to the marketing, management, servicing, ownership or operation of the foregoing (the "Newark Plant");

          WHEREAS, portions of the Newark Plant are located on the Easement Premises;

          WHEREAS, Mortgagee has heretofor extended to Mortgagor a certain loan in the principal amount of SIXTY MILLION and No/100 DOLLARS ($60,000,000) (the "Initial Loan") which Initial Loan was advanced pursuant to the terms and conditions of a certain Credit Agreement dated as of May 17, 1996 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement") among Mortgagee, NRG Generating (Parlin) Cogeneration Inc. ("NRG (Parlin)"; Mortgagor and NRG (Parlin) being hereinafter collectively referred to as "Borrowers"), Mortgagor, Credit Suisse, Greenwich Funding Corporation and any other Purchasing Lender and is evidenced by the Initial Loan Notes (as defined in the Credit Agreement) and which Initial Loan is secured, in part, by a certain Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement executed and delivered by Mortgagor to Mortgagee dated as of May 17, 1996 and securing the principal amount of SIXTY MILLION and No/100 DOLLARS ($60,000,000), which was recorded in the Essex County Clerk's office on May 30, 1996, in Mortgage Book 6659, page 50 (the "Existing Mortgage").

          WHEREAS, pursuant to the Credit Agreement, Mortgagee has agreed to advance to the Borrowers W certain loans in the aggregate principal amount of ONE HUNDRED FIFTY-FIVE MILLION and No/100 DOLLARS ($155,000,000) including amounts already advanced under the Initial Loan (collectively, the "Funding Loans") and (ii) a certain debt service line of credit facility commitment in the principal amount of up to FIVE MILLION and No/100 DOLLARS ($5,000,000) (the "Debt Service Loans"), which (a) Funding Loans are to be advanced pursuant and subject to the terms and conditions of the Credit Agreement and shall be evidenced by the Funding Loan Notes, and (b) Debt Service Loans are to be advanced pursuant and subject to the terms and conditions of the Credit Agreement and shall be evidenced by the Debt Service Loan Notes, and which Funding Loans and Debt Service Loans shall be secured, in part, by this Mortgage;

          WHEREAS, the Borrowers are to be jointly and severally liable for the repayment of the Funding Loans and the Debt Service Loans;

          WHEREAS, all capitalized terms not otherwise defined in this Mortgage shall have the meaning given such terms in the Credit Agreement;

          WHEREAS, it is a condition precedent to the funding of the balance of the Funding Loans and the availability of the Debt Service Loans under the Credit Agreement that Mortgagee and Mortgagor shall amend and restate in their entirety the terms, covenants and conditions of the Existing Mortgage and that Mortgagor shall execute and deliver this Mortgage and grant the security interests pursuant to this Mortgage to the Agent for the benefit of the Secured Parties as security for the obligations of Borrowers under the Credit Agreement and the other Loan Instruments;

          NOW, THEREFORE, to secure the payment and performance of the Debt (hereinafter defined) and the performance of the Borrowers, obligations under the Credit Agreement and the Loan Instruments and the performance of Mortgagor's obligations under this Mortgage, Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign unto Mortgagee all right, title and interest of Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interests (such property, rights and interests being hereinafter collectively referred to as the "Mortgaged Property"):

          (a)  the Leasehold Premises;

          (b) all buildings, improvements and fixtures now or hereafter located on the Leasehold Premises, including, but not limited to, the Newark Plant (the "Leasehold Premises Improvements");

          (c) the Ground Lease and the leasehold estate created thereunder and all other rights and interests of the tenant thereunder;

          (d) all modifications, extensions and renewals of the Ground Lease and all credits, deposits, options, privileges and rights of tenant under the Ground Lease, including, but not limited to, the right to exercise options, to give consents and to receive moneys payable to the tenant thereunder or in connection therewith (including the option to purchase the Leasehold Premises pursuant to Section 39 of the Ground Lease);

          (e) the Easements and the interests created thereunder and in connection therewith;

          (f) any and all portions of the Newark Plant now or hereafter located on the Easement Premises (the "Easement Improvements" and, together with the Leasehold Premises Improvements, being hereinafter collectively referred to as the "Improvements");

          (g) all the estate, right, title, claim or demand of any nature whatsoever of Mortgagor, either in law or in equity, in possession or expectancy, in and to the Mortgaged Property or any part thereof;

          (h) any and all easements (other than the Easements), rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, revocable consents, options, appendages and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Mortgaged Property (including, but not limited to, any and all development rights, option rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

          (i) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Mortgaged Property and all equipment, materials, supplies, apparatus and other items now or hereafter attached to, installed in or used on the Premises (temporarily or permanently) of any nature whatsoever and all renewals, replacements and substitutions thereof and additions thereto, including but not limited to any and all partitions, ducts, shafts, pipes, radiators, conduits, wiring, floor coverings, awnings, motors, engines, boilers, stokers, pumps, dynamos, transformers, turbines, generators, fans, blowers, vents, switchboards, elevators, mail or coal conveyors, escalators, compressors, furnaces, cleaning equipment, call and sprinkler systems, fire extinguishing apparatus, water and other tanks, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air cooling systems and water, gas, telephone, telecommunications, telemetry and electric equipment (collectively, the "Equipment"), and the right, title and interest of Mortgagor in and to any of the ,Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State of New Jersey (the "Uniform Commercial Code")), superior in lien to the lien of this Mortgage;

          (j) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Mortgaged Property, whether from state fund sharing or from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), changes of grade of street or for any other injury to or decrease in the value of the Mortgaged Property, whether direct or consequential, which said awards and payments are hereby assigned to Mortgagee, and Mortgagee is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor;

          (k) all refunds or rebates of Taxes (as hereinafter defined) or charges in lieu of Taxes, now or hereafter assessed or levied against the Mortgaged Property;

          (l) all leases (including oil, gas and other mineral leases), subleases, franchises, licenses, concessions, permits, contracts (including, without limitation, the Newark Power Purchase Agreement and the Newark Steam Agreement) and other agreements (other than the Ground Lease and the Easements) affecting the use or occupancy of the Mortgaged Property now or hereafter entered into and any renewals or extensions thereof (collectively, the "Other Leases");

          (m) the right to receive and apply the rents, issues and profits of the Mortgaged Property under the Other Leases (collectively, the "Rents") to the payment of the Debt;

          (n) all inventory, accounts and general intangibles owned by Mortgagor or in which Mortgagor now or hereafter shall have any right, title or interest, now or hereafter located upon, arising in connection with or concerning the Mortgaged Property;

          (o) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

          (p) to the extent permitted by law, the right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Mortgagee in the Mortgaged Property;

          (q) all of Mortgagor's right, title and interest in and to all plans and specifications prepared for or in connection with the Improvements and all studies, data and drawings related thereto; and

          (r) all products and proceeds of any of the Mortgaged Property herein described.

          TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of Mortgagee, and the successors and assigns of Mortgagee, forever, to secure the following obligations (hereinafter collectively referred to as the "Debt"):

          (i)  payment of the indebtedness evidenced by the Funding Loan
Notes;

          (ii) payment of the indebtedness evidenced by the Debt Service Loan Notes (the Funding Loan Notes and the Debt Service Loan Notes being hereinafter collectively referred to as the "Notes");

          (iii) payment of all amounts owing pursuant to any Interest Rate Hedge Agreement;

           (iv) payment, performance and observance of each term, covenant and condition to be paid, performed or observed by Borrowers under the Credit Agreement, the Notes and the other Loan Instruments;

          (v) payment of all sums required to be paid and performance and observance of each term, covenant and condition contained in this mortgage to be performed or observed by Mortgagor under this Mortgage; and

          (vi) payment of all sums expended or advanced by Mortgagee pursuant to the terms of this Mortgage, the Credit Agreement or any other Loan Instruments.

          PROVIDED, ALWAYS, and these presents are upon this express condition, if Borrowers shall well and truly pay to Mortgagee the Debt at the time and in the manner provided in the Notes, the Credit Agreement and the Loan Instruments and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Notes, the Credit Agreement and the Loan Instruments then these presents and the estate hereby granted shall cease, determine and be void.

          AND Mortgagor covenants with and represents and warrants to Mortgagee as follows:

          1. Payment of Debt. Mortgagor shall pay the Debt at the time and in the manner provided for its payment in the Notes, the Credit Agreement and the Loan Instruments.

          2. Warranty of Title. Subject only to the Permitted Liens, Mortgagor warrants that Mortgagor is the owner and holder of (i) a leasehold estate in and to the Leasehold Premises, (ii) the right to use and enjoy each of the Easements, (iii) marketable title to the Improvements and Equipment, and (iv) good title to all other portions of the Mortgaged Property. Mortgagor covenants that Mortgagor will at all times and at Mortgagor's sole expense warrant and defend the title to the Mortgaged Property against the claims and demands of all persons whomsoever except for Permitted Liens. In addition, Mortgagor represents and warrants that
(i) the Ground Lease is in full force and effect and has not been modified or amended in any manner whatsoever, (ii) there are no uncured defaults under the Ground Lease and no event has occurred, which but for the passage of time, or notice, or both, would constitute a default under the Ground Lease, (iii) all rents and other payments due and payable under the Ground Lease have been paid in full and (iv) no action is pending and no notice has been given or received for the purpose of terminating, and no event has occurred or condition exists that could result in termination of, the Ground Lease.

          3. Insurance. Mortgagor will keep the Improvements and the Equipment insured as shall, from time to time, be required in accordance with Sections 4.25 and 5.12 of the Credit Agreement. If at any time Mortgagee is not in receipt of written evidence that all insurance required hereunder and under the Credit Agreement is in full force and effect, Mortgagee shall have the right without notice to Mortgagor to take such action as Mortgagee deems necessary to protect the Mortgaged Property, including, without limitation, the obtaining of such insurance coverage as Mortgagee in its sole discretion deems appropriate, and all expenses incurred by Mortgagee in connection with such action or in obtaining such insurance and keeping it in ,effect shall be paid by Mortgagor to Mortgagee upon demand. Any amounts not so paid by Mortgagor shall be deemed secured by this Mortgage. Mortgagor shall at all times comply with and shall cause the Improvements and Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the insurance policies procured and maintained pursuant to Sections 4.25 and 5.12 of the Credit Agreement (the "Policies"). If the Premises, or any portion thereof, is determined to be located in a Federally designated "special flood hazard area", in addition to the other Policies required under this paragraph, a flood insurance policy shall be delivered by Mortgagor to Mortgagee. If no portion of the ?remises is located in a Federally designated "special flood hazard area", such fact shall be substantiated by a certificate in form reasonably satisfactory to Mortgagee from a licensed surveyor, appraiser or professional engineer or other qualified person. If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, Mortgagor shall give prompt notice thereof to Mortgagee and any Proceeds received by Mortgagee shall be held and disbursed as set forth in Section 5.18 of the Credit Agreement.

          4. Payment of Taxes, etc. Mortgagor shall pay, or cause to be paid, all taxes or charges in lieu of taxes, assessments, water rates, sewer rents and other charges, including vault charges and license or permit fees for the use of vaults, chutes and similar areas on or adjoining the Premises, now or hereafter levied or assessed against the Mortgaged Property (the "Taxes") prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof, subject, in all events, to Mortgagor's rights to contest Taxes in accordance with Section 5.13 of the Credit Agreement. Mortgagor shall deliver to Mortgagee, upon request, receipted bills, canceled checks and other evidence satisfactory to Mortgagee evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof (as any such date may be extended pursuant to exercise of said right of Mortgagor to contest Taxes in accordance with Section 5.13 of the Credit Agreement).

          5. Condemnation. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise, Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Notes, the Credit Agreement and the Loan Instruments and the Debt shall not be reduced until (and only to the extent).any award or payment therefor shall have been actually received and applied by Mortgagee to the discharge of the Debt in accordance with the provisions of the Credit Agreement. Mortgagee shall apply the amount of any such award or payment in accordance with Section 5.18 of the Credit Agreement. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Debt shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. Mortgagor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Mortgagee. Mortgagor hereby irrevocably authorizes and empowers Mortgagee, in the name of Mortgagor or otherwise to collect and receipt for any such award or payment and to file and prosecute such claim or claims if (a) Mortgagor fails to do so within a reasonable time prior to the expiration of the period allowed therefor under applicable law, or (b) an Event of Default has occurred and is continuing. Although it is hereby expressly agreed that the same shall not be necessary in any event, Mortgagor shall, upon demand of Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

          6. Leases and Rents. (a) Mortgagor hereby assigns to Mortgagee as security for the payment of the Debt and the observance and performance by Borrowers of all of the terms, covenants and provisions of this Mortgage, the Credit Agreement and the Loan Instruments on the Borrowers' part to be observed or performed, all of Mortgagor's right, title and interest in and to the Other Leases and the Rents. Subject to the terms of this paragraph, Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants Mortgagor the right to collect the Rents. Mortgagor shall hold the Rents, or an amount sufficient to discharge all sums then currently due on the Debt, in trust for use in payment of the Debt. The right of Mortgagor to collect the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default by giving notice of such revocation to Mortgagor. Following such notice, Mortgagee may retain and apply the Rents toward payment of the Debt in accordance with the provisions of the Credit Agreement, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver.
Mortgagor shall not, without the consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed, make, or suffer to be made, any Other Leases or modify or cancel any Other Leases or accept prepayments of installments of the Rents for a period of more than one (1) month in advance or further assign the whole or any part of the Rents. Mortgagor shall (i) fulfill or perform each and every provision of the Other Leases on the part of Mortgagor to be fulfilled or performed, (ii) promptly send copies of all notices of default which Mortgagor shall send or receive under the Other Leases to Mortgagee, and (iii) enforce, short of termination of the Other Leases, the performance or observance of the provisions thereof by the other parties thereto.

          (b) Mortgagor agrees that it will not further pledge or assign its interest in any of the Other Leases, or further assign the Rents so long as any part of the Debt remains unpaid.

          (c) Nothing contained in this paragraph shall be construed as imposing on Mortgagee any of the obligations of the tenant under the Ground Lease or of the lessor under the Other Leases.

          7.   Maintenance of the Mortgaged Property.
          (a) Mortgagor shall cause the Mortgaged Property to be maintained in good condition and repair in accordance with the provisions of the Credit Agreement and will not commit or suffer to be committed any waste of the Mortgaged Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed.

          (b) Mortgagor shall promptly comply with all Laws and Environmental Requirements affecting the Mortgaged Property, or any portion thereof or the use thereof, in accordance with the provisions of the Credit Agreement. Mortgagor shall observe and perform every term to be observed and performed by Mortgagor (as tenant) under the Ground Lease and shall also comply with the requirements of all Easements, rights-of-way, easements, grants, privileges, licenses, franchises and restrictive covenants which from time to time benefit or pertain to the whole or any portion of the Mortgaged Property, and Mortgagor shall not modify, amend or terminate, or surrender any of its rights under, the Ground Lease or any of the Easements or such rights-of-way, easements, grants, privileges, licenses, franchises or restrictive covenants. Except as otherwise specifically permitted by the terms of the Credit Agreement, Mortgagor will not alter the use of the Mortgaged Property without the prior consent of Mortgagee, and Mortgagor will not, without obtaining the prior consent of Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof.

          8. Estoppel Certificates. Mortgagor, within ten (10) days after request by Mortgagee and at its expense, will furnish mortgagee with a statement, duly acknowledged and certified, setting forth the amount of the Debt and the offsets or defenses thereto, if any.

          9. Transfer or Encumbrance of the Mortgaged Property. Except as otherwise specifically permitted by the terms of the Credit Agreement, no part of the Mortgaged Property and no legal or beneficial interest in Mortgagor shall in any manner be further encumbered, sold, transferred, assigned or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the consent of Mortgagee. The provisions of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not Mortgagee has consented to, or waived by its action or inaction its rights hereunder with respect to any such previous further encumbrance, sale, transfer, assignment or conveyance and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

          10. Notice. All notices, consents, directions, approvals, authorizations, instructions, demands, statements, requests and other communications given or made hereunder or in connection herewith shall be sent in accordance with the provisions of and to the addresses set forth in
Section 8.1 of the Credit Agreement.

          11. Changes in Laws Regarding Taxation. In the event of the passage after the date of this mortgage of any law of the State of New Jersey deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or deeds of trust or debts secured by mortgages or deeds of trust for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Notes, the Credit Agreement, any of the Loan Instruments or the Debt, Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within thirty (30) days after demand by Mortgagee, whichever is less, provided, however, that if, in the opinion of the attorneys for Mortgagee, Mortgagor is not permitted by law to pay such taxes, Mortgagee shall have the right, at its option, to declare the Debt due and payable on a date specified in a prior notice to Mortgagor of not less than sixty (60) days.

          12.  [Intentionally Omitted]

          13. Sale of Mortgaged Property. If this Mortgage is foreclosed, the Mortgaged Property, or any interest therein, may, at the discretion of Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

          14. No Credits on Account of the Debt. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt.

          15. Other Security for the Debt. Mortgagor shall observe and perform all of the terms, covenants and provisions on the part of Mortgagor to be observed and performed contained in the Credit Agreement and the Loan 'Instruments and in all other mortgages and other instruments or documents evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Credit Agreement, the Notes or this Mortgage.

          16. Documentary Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Notes or this Mortgage, Mortgagor will pay the same, with interest and penalties thereon, if any.

          17. Right of Entry. Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property as provided in the Credit Agreement.

          18. Books and Records. Mortgagor will comply with all of the provisions and requirements of the Credit Agreement concerning its books, records and accounts reflecting the financial affairs of Mortgagor and the Newark Plant.

          19.  Ground Lease.

          (a) Mortgagor shall (i) pay all rents, additional rents and other sums required to be paid by the tenant under and pursuant to the provisions of the Ground Lease, (ii) diligently perform and observe all of the terms, covenants and conditions of the Ground Lease on the part of the tenant thereunder to be performed and observed, unless such performance or observance shall be waived or not required by the landlord under the Ground Lease, to the end that all things shall be done which are necessary to keep unimpaired the rights of the tenant under the Ground Lease, and (iii) promptly notify Mortgagee of the giving of any notice by the landlord under the Ground Lease of any default in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of the tenant thereunder to be performed or observed and deliver to Mortgagee a true copy of each such notice. Mortgagor shall not, without the prior consent of Mortgagee, which consent shall not be unreasonably withheld, conditioned or delayed, surrender the leasehold estate created by the Ground Lease or terminate or cancel the Ground Lease or modify, change, supplement, alter or amend the Ground Lease, in any respect, either orally or in writing, and Mortgagor hereby assigns to Mortgagee, as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Mortgage, the Credit Agreement and the other Loan Instruments, all of the rights, privileges and prerogatives of the tenant under the Ground Lease to surrender any leasehold estate or easement interests created by the Ground Lease or to terminate, cancel, modify, change, supplement, alter or amend the Ground Lease, and any such surrender of the leasehold estate or easement interests created by the Ground Lease or termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior consent of Mortgagee, shall be void and of no force and effect. If Mortgagor shall default in the performance or observance of any term, covenant or condition of the Ground Lease to be performed or observed by the tenant thereunder, then, without limiting the generality of the other provisions of this Mortgage, and without waiving or releasing Mortgagor from any of its obligations hereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all of the terms, covenants and conditions of the Ground

Lease on the part of the tenant thereunder to be performed or observed, to be promptly performed or observed on behalf of Mortgagor, to the end that the rights of Mortgagor in, to and under the Ground Lease shall be kept unimpaired and free from default. If Mortgagee shall make any payment or perform any act or take action in accordance with the preceding sentence, Mortgagee will notify Mortgagor of the making of any such payment, the performance of any such act, or taking of any such action. In any such event, subject to the rights of lessees, and other occupants under the Other Leases, Mortgagee and any person designated by Mortgagee shall have, and are hereby granted, the right to enter upon the Mortgaged Property at any time and from time to time for the purpose of taking any such action. If the landlord under the Ground Lease shall deliver to Mortgagee a copy of any notice of default sent by said landlord to Mortgagor, as tenant under such Ground Lease, such notice shall constitute full protection to Mortgagee for any action taken or omitted to be taken by Mortgagee, in good faith, in reliance thereon. Mortgagor shall, from time to time, use its reasonable efforts to obtain from the landlord under the Ground Lease such certificates of estoppel with respect to compliance by Mortgagor with the terms of the Ground Lease as may be reasonably requested by Mortgagee. Mortgagor shall exercise each individual option, if any, to extend or renew the term of the Ground Lease, or option to purchase or right of first refusal with respect to purchase of the Leasehold Premises, as the case may be, upon demand by Mortgagee made at any time within one (1) year of the last day upon which any such option may be exercised, and Mortgagor hereby expressly authorizes and appoints Mortgagee its attorney-in-fact to exercise, either jointly or individually, any such option or right of first refusal in the name of and upon behalf of Mortgagor, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

          (b) Mortgagor shall not, without Mortgagee's prior written consent, elect to treat either the Ground Lease or the leasehold estate created thereby as terminated under Subsection 365(h)(1) of the Bankruptcy Code, after rejection or disaffirmance of the Ground Lease by the landlord thereunder or by any trustee of such party, and any such election made without such consent shall be void and ineffective.

          (c) Subject to the Mortgagor's right to seek and retain certain offsets as permitted hereunder, Mortgagor hereby unconditionally assigns, transfers and sets over to Mortgagee all of Mortgagor's claims and rights to the payment of damages that may hereafter arise as a result of any rejection or disaffirmance of the Ground Lease by the landlord thereunder or by any trustee of such party, pursuant to the Bankruptcy Code.
Mortgagee shall have and is hereby granted the right to proceed, in its own name or in the name of the Mortgagor, in respect of any claim, suit, action or proceeding relating to the rejection or disaffirmance of the Ground Lease (including, without limitation, the right to file and prosecute, to the exclusion of Mortgagor, any proofs of claim, complaints, motions, applications, notices and other documents) in any case in respect of the landlord under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until the Debt secured by this Mortgage shall have been satisfied and discharged in full. Any amounts received by Mortgagee as damages arising out of any such rejection of the Ground Lease shall be applied toward payment of the Debt in such order and priority as contemplated under the Credit Agreement.

          (d) In the event that, pursuant to Subsection 365(h)(2) of the Bankruptcy Code, Mortgagor seeks to offset against the rent payable under the Ground Lease the amount of any damages caused by the nonperformance by the landlord of such party's obligations under the Ground Lease after rejection or disaffirmance thereof under the Bankruptcy Code, Mortgagor shall, prior to effecting such offset, notify Mortgagee in writing of Mortgagor's intent to do so, setting forth the amounts proposed to be so offset and the basis therefor. Mortgagee shall have the right to object in writing (stating the reasons therefor) to all Dr any part of such offset, and, in the event of such objection, Mortgagor shall not effect any offset of the amounts so objected to by Mortgagee. If Mortgagee shall have failed to object as aforesaid within twenty (20) days after such notice, Mortgagor may proceed to effect such offset in the amounts set forth in such notice. Neither Mortgagee's failure to object as aforesaid nor any objection or other communication between Mortgagor and Mortgagee relating to such offset shall constitute an approval by Mortgagee of any such offset. If, in the best business judgment of the Mortgagor, such offset is justified and Mortgagee has received the aforesaid notices and has not objected but its time to do so has not expired, the Mortgagor shall have the right to make such offset and shall set aside the offset amount as a reserve to be paid only if Mortgagee objects within the aforesaid time. Mortgagor shall indemnify and hold Mortgagee and its officers, directors, employees and agents harmless from and against any and all claims, demands, actions, suits, proceedings, damages, losses, costs and expenses of every nature whatsoever actually incurred (including, without limitation, reasonable legal fees and disbursements) arising from or relating to any such offset by Mortgagor.

          (e) Mortgagor shall, promptly after obtaining knowledge thereof, use its best efforts to give prompt oral notice to Mortgagee of any actual or contemplated filing by or against the landlord under the Ground Lease of a petition under the Bankruptcy Code, and give prompt written notice thereof to Mortgagee of such actual or contemplated filing. The aforesaid written notice shall set forth any information available to Mortgagor concerning the date or anticipated date of such filing, the court in which such petition was filed or is expected to be filed, and the relief sought or reasonably expected to be sought therein. Mortgagor shall, promptly after receipt thereof, deliver to Mortgagee any and all notices, summonses, pleadings, applications and other documents received by Mortgagor in connection with any such petition and any proceedings related thereto.

          (f) In the event that any action, proceeding, motion or notice shall be commenced or. filed in respect of the landlord under the Ground Lease or the Mortgaged Property or any part thereof, in connection with any case under the Bankruptcy Code, Mortgagee shall have, and is hereby granted, the option, to the exclusion of Mortgagor, exercisable upon notice from Mortgagee to Mortgagor, to conduct and control any such litigation with counsel of Mortgagee's choice. Mortgagee may proceed, in its own name or in the name of Mortgagor, in connection with any such litigation, and Mortgagor agrees to execute any and all powers, authorizations, consents and other documents required by Mortgagee in connection therewith. Mortgagor shall, upon demand, pay to Mortgagee all costs and expenses (including without limitation, legal fees and disbursements) paid or incurred by Mortgagee in connection with the prosecution or conduct of any such proceedings, and, to the extent permitted by law, such costs and expenses shall be deemed expenses incurred in upholding the lien of this Mortgage and added to the indebtedness secured by this Mortgage. Mortgagor shall not, without the prior written consent of Mortgagee, commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease in any such case under the Bankruptcy Code.

          (g) In the event that a petition under the Bankruptcy Code shall be filed by or against Mortgagor, and Mortgagor, or anyone claiming through or under Mortgagor or a trustee in bankruptcy shall have the right to reject the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code or a successor statute, Mortgagor shall give Mortgagee at least ten (10) days' prior written notice of the date on which application shall be made to the court for authority to reject the Ground Lease; provided, however, that if a trustee in bankruptcy shall have a right to reject the Ground Lease in less than ten (10) days, then Mortgagor shall give such notice to Mortgagee immediately upon Mortgagor's knowledge of such application. Mortgagee shall have the exclusive right, but not the obligation (subject to ,the rights of a trustee in bankruptcy), to exercise said right and Mortgagor hereby assigns said right to Mortgagee. If at any time the landlord under the Ground Lease, or anyone holding by, through or under the landlord under the Ground Lease or a trustee in bankruptcy shall elect to reject the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code, or a successor statute, thereby giving to Mortgagor the right to elect to treat the Ground Lease as terminated pursuant to Section 365kri)(l) of the Bankruptcy Code, or a successor statute, Mortgagee shall have the exclusive right to exercise said right and Mortgagor hereby assigns said right to Mortgagee. If either of the assignments provided for in this paragraph is held to be enforceable, then Mortgagor, anyone claiming by, through or under Mortgagor or a trustee in bankruptcy, shall not exercise rights purportedly assigned to Mortgagee without the prior written consent of Mortgagee, and if Mortgagee shall give such consent, Mortgagor, anyone claiming by, through or under Mortgagor or a trustee in bankruptcy shall promptly exercise either of said rights.

          (h) To the extent permitted by applicable law, Mortgagor hereby assigns, transfers and sets over to Mortgagee an exclusive right to apply to the Bankruptcy

Court under Subsection 365(d)(4) of the Bankruptcy Code for an order extending the period during which the Ground Lease may be rejected or assumed after the entry of any order for relief in respect of Mortgagor under Chapter 7 or Chapter 11 of the Bankruptcy Code.

          20. No Merger of Fee and Leasehold Estates. So long as any portion of the Debt shall remain unpaid, unless Mortgagee shall otherwise consent, then the fee title to the Leasehold Premises and the leasehold estate therein created pursuant to the provisions of the Ground Lease and the fee title to the Improvements and all Equipment constituting a fixture, and the fee title to the Easement Premises and the interests in real property arising under the provisions of the Easements, shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Mortgagor, or in any other person (including Mortgagee) by purchase, operation of law or otherwise (including without limitation a union of estates arising from a foreclosure sale purchase or deed in lieu of foreclosure).

          21. Performance of Other Agreements. Mortgagor shall observe and perform each and every term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

          22. Defaults. The Debt shall become due at the option of Mortgagee upon the occurrence of any one of the following events:

          (a) if any Event of Default under the Credit Agreement shall occur;

          (b) if Mortgagor shall be in default beyond the expiration of any applicable notice and cure period under any mortgage or deed of trust covering any part of the Mortgaged Property whether superior or inferior in lien to this Mortgage.

          23. Right to Cure Defaults. If default in the performance of any of the covenants of Mortgagor herein occurs, Mortgagee, without waiving any default or releasing Mortgagor from any obligation, may (but shall be under no obligation to) remedy the same for the account and at the cost and expense of Mortgagor, and for such purpose shall have the right to enter upon the Mortgaged Property without thereby becoming liable to Mortgagor or any person in possession thereof holding under Mortgagor. If Mortgagee shall remedy such a Default or appear in, defend or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, all costs and expenses actually incurred (including, without limitation, reasonable attorneys' fees) shall be paid by Mortgagor to Mortgagee on demand with interest to the date of payment to Mortgagee at the Default Interest Rate. All such costs and expenses incurred by Mortgagee, with interest at the Default Interest Rate. shall be secured by this Mortgage.

          24. Appointment of Receiver. Mortgagee, in any action to foreclose this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

          25. Remedies Upon an Event of Default. Upon the occurrence of any event described in paragraph 22 of this Mortgage, then Mortgagee may, to the extent permitted by law, exercise any right, power or remedy permitted to it hereunder, under the Credit Agreement or under any other Loan Instruments, and, without limiting the generality of the foregoing, Mortgagee may, personally or by its agents, do any or all of the following:

          (a) declare the Debt to be immediately due and payable, and if the same is not paid on demand, at Mortgagee's option, bring suit for any delinquent payments under the Notes and take any and all steps and any and all other proceedings that Mortgagee deems necessary to enforce the indebtedness and obligations secured hereby and to protect the lien of this Mortgage; and

          (b) enter and take possession of the Mortgaged Property or any part thereof, exclude the Mortgagor and all persons claiming under the Mortgagor whose claims are junior to this Mortgage, wholly or partly therefrom, and use, operate, manage and control the same either in the name of the Mortgagor or otherwise as Mortgagee shall deem best, and upon such entry, from time to time at the expense of the Mortgagor and the Mortgaged Property, make all such repairs, replacements, alterations, additions or improvements to the Mortgaged Property or any part thereof as Mortgagee may deem proper and, whether or not Mortgagee has so entered and taken possession of the Mortgaged Property or any part thereof, collect and receive all the Rents and apply the same, to the extent permitted by law, to the payment of all expenses which Mortgagee may be authorized to incur under this Mortgage, the remainder to be applied to the payment of the Debt until the same shall have been repaid in full; if Mortgagee demands or attempts to take possession of the Mortgaged Property or any portion thereof in the exercise of any rights hereunder, Mortgagor shall promptly turn over and deliver complete possession thereto to Mortgagee; and

          (c) proceed to protect and enforce its rights under this Mortgage by suit for specific performance of any covenant contained herein, in the Credit Agreement or in the Loan Instruments or in aid of the execution of any power granted herein, in the Credit Agreement or in the Loan Instruments, or for the foreclosure of this Mortgage and the sale of the Mortgaged Property under the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other right as Mortgagee shall deem effectual for such purpose; provided that in the event of a sale, by foreclosure or otherwise, of less than ail of the Mortgaged Property, this Mortgage shall continue as a lien on, and security interest in, the remaining portion of the Mortgaged Property; and

          (d) exercise any or all of the remedies available to a secured party under the Uniform Commercial Code as provided in paragraph 35 hereof; and

          (e) without in any way limiting the rights hereunder pursuant to paragraphs 6, 24 and 35 apply for the appointment of a receiver as a matter of right, without regard to the adequacy of the security for the Debt or the solvency of the Mortgagor. Mortgagor hereby irrevocably consents to such appointment. Specifically, the Mortgagee or any receiver shall be entitled to take possession of the Mortgaged Property from the owners, tenants and/or occupants of the whole or any part thereof and to collect and receive the Rents and the value of the use and occupation of the Mortgaged Property, or any part thereof, from the then owner, tenants and/or occupants thereof for the benefit of Mortgagee.

          26. Mortgagor as Tenant Holding over. In the event of any foreclosure sale contemplated under paragraph 25 hereof, Mortgagor shall be deemed to be a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

          27. Discontinuance of Proceedings. In case Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceeding shall have been withdrawn, discontinued or abandoned for any reason, or shall have been determined adverse to Mortgagee, then in every such case (a) Mortgagor and Mortgagee shall be restored to their former positions and rights, (b) all rights, powers and remedies of Mortgagee shall continue as if no such proceeding had been taken, (c) each and every uncured default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be or shall be deemed to be a continuing default and (d) neither the Debt, this Mortgage, the Notes, the Credit Agreement nor the other Loan Instruments, shall be or shall be deemed to have been affected by such withdrawal, discontinuance or abandonment; and Mortgagor hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter conflict with the above.

          28. No Reinstatement. If a default shall have occurred and Mortgagee shall have proceeded to enforce any right, power or remedy permitted hereunder, then a tender of payment by Mortgagor or by anyone on behalf of Mortgagor of any amount less than the amount necessary to satisfy the Debt in full, or the acceptance by Mortgagee of any such payment so tendered, shall not constitute a reinstatement of this Mortgage, the Notes, the Credit Agreement or any Loan Instrument.

          29. Mortgagor's Waiver of Rights. To the full extent permitted by law, except as otherwise specifically and expressly provided in this Mortgage, the Credit Agreement or any Loan Instrument, Mortgagor waives the benefit of all laws now existing or that hereafter may be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property and (ii) the benefit of all Laws that may be hereafter enacted in any way extending the time for the enforcement of the collection of the Debt, or creating or extending a period of redemption from any sale made in collecting said Debt. To the full extent that Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, or any so-called "Moratorium Laws" and Mortgagor, for Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created. If any
 .Law referred to in this paragraph and now in force, of which Mortgagor, Mortgagor's successors and assigns or any other person might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such Law shall not thereafter be deemed to preclude the application of this paragraph.

          30. Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. Borrowers shall not be relieved of their obligation to pay the Debt at the time and in the manner provided for its payment in the Notes, the Credit Agreement and the Loan Instruments (nor shall any of Mortgagor's other obligations hereunder, under the Credit Agreement or the other Loan Instruments, nor shall the other Borrowers' obligations under the Credit Agreement or the other Loan Instruments be in any way affected) by reason of (i) failure of Mortgagee to comply with any request of Mortgagor or the other Borrowers to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Notes, the Credit Agreement, any other Loan Instruments or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Notes, the Credit Agreement, the Loan Instruments, this Mortgage or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, without first having obtained the consent of Mortgagor, and in the latter event, Mortgagor shall continue to be obligated to pay the Debt at the time and in the manner provided in the Notes, the Credit Agreement, the Loan Instruments, and this Mortgage (as so extended, modified or supplemented, if such be the case) and shall continue to be obligated to perform its other obligations hereunder and under the Credit Agreement and the Loan Instruments (in each case, as so extended, modified and supplemented) unless expressly released and discharged from such obligation by Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Notes, the Credit Agreement, the Loan Instruments or this Mortgage (including, without limitation, a modification of the interest rate payable on the principal balance of the Notes) without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest.

          31. Remedies Cumulative. Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the rights of Mortgagee thereafter to foreclose this Mortgage. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by Law or equity. The rights of mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall be entitled to enforce payment of the Debt and performance of any of the obligations of the Mortgagor and to exercise all rights and powers under this Mortgage or under any other Loan Instrument or any Laws now or hereafter in force, notwithstanding that some or all of such obligations may now or hereafter be otherwise secured, whether by mortgage, pledge, lien, assignment or otherwise; neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by the Mortgagor, it being stipulated that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee, in accordance with the terms hereof, may determine; every power or remedy given by the Credit Agreement, this Mortgage or any of the other Loan Instruments to the Mortgagee or to which the Mortgagee is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee.

          32. Liability. If Mortgagor consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several.

          33. Prepayment After Default. If following the occurrence of any default under this mortgage and an exercise by Mortgagee of its option to declare the Debt immediately due, Mortgagor shall tender payment of an amount sufficient to satisfy the entire Debt at any time prior to a sale of the Mortgaged Property any such payment shall be accepted by Mortgagee only if such payment is permitted at such time under the provisions of the Credit Agreement.

          34. Construction. The terms of this Mortgage shall be construed in accordance with the laws of the State of New Jersey.

          35. Security Agreement. This Mortgage constitutes both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code of the State of New Jersey and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor, by executing and delivering this Mortgage, has granted to Mortgagee, as security for the Debt, a security interest in such of the Mortgaged Property as is governed by the Uniform Commercial Code. Upon the occurrence and continuation of an Event of Default hereunder, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code including, without limiting the generality of the foregoing, the right to take possession of such of the Mortgaged Property as is governed by the Uniform Commercial Code personally, through an agent or by means of a court-appointed receiver, and to take such other measures as Mortgage may deem necessary for the care, protection and preservation of such part of the Mortgaged Property. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble such of the Mortgaged Property as is governed by the Uniform Commercial Code and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including reasonable legal expense and attorneys' fees, incurred or paid by Mortgagee in protecting the interest in the Mortgaged Property herein granted and in enforcing its rights hereunder with respect to such part of the Mortgaged Property. Any notice of sale, disposition or other intended action by Mortgagee with respect to such part of the Mortgaged Property sent to Mortgagor in accordance with the provisions of this mortgage at least five (5) days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to Mortgagor, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by Mortgagor within three (3) days after receipt by Mortgagor of such notice.

          36. Further Acts, etc. Mortgagor will, at the cost of Mortgagor and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring and confirming unto mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

          37. Headings, etc. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          38. Recording of Mortgage, etc. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses actually incurred incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges (including, without limitation, documentary stamp taxes and intangible personal property taxes) arising out of or in connection with the execution and delivery of this Mortgage or the Debt secured hereby, any mortgage supplemental hereto, any security instrument or financing statement with respect to the Mortgaged Property or any instrument of further assurance. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

          39. Usury Laws. This Mortgage, the Credit Agreement and the Notes are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal balance due under the Notes at a rate which could subject the holder of the Notes to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by Law to contract or agree to pay. If by the terms of this Mortgage, the Credit Agreement or the Notes, Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Notes at a rate in excess of such maximum rate, the rate of interest under the Notes (and the Credit Agreement) shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Notes.

          40. Sole Discretion of Mortgagee. Except as otherwise specifically provided in this Mortgage, wherever pursuant to this Mortgage, Mortgagee exercises any right given to it to consent or to withhold its consent, to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to consent or to withhold its consent, to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive.

          41. Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, f(r a default or defaults by Mortgagor existing at the time such earlier action was commenced.

          42. Absolute and Unconditional Obligation. Mortgagor acknowledges that Borrower's obligation to pay the Debt in accordance with the provisions of the Notes, the Credit Agreement and the Loan Instruments is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Notes, the Credit Agreement or any of the Loan Instruments or the obligation of Borrowers thereunder to pay the Debt or the obligations of any other person relating to the Notes, the Credit Agreement or any of the Loan Instruments or the obligations of Borrowers under the Notes, the Credit Agreement or any of the Loan Instruments, and to the full extent permitted by law, Mortgagor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of Borrowers to pay the Debt in accordance with the provisions of the Notes, the Credit Agreement and the Loan Instruments or the obligations of any other person relating to the Notes, the Credit Agreement or any of the Loan Instruments or the obligations of Borrowers under the Notes, the Credit Agreement or any of the Loan Instruments, or in any action or proceeding brought by Mortgagee to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Mortgage or any other document or instrument securing repayment of the Debt, in whole or in part.

          43.  Indemnification; Waiver of Offset.

          (a) If Mortgagee, Agent or any of the Secured Parties are made a party defendant to any litigation concerning the Notes, the Credit Agreement, this Mortgage, any other Loan Instrument or the Mortgaged Property or any part thereof or interest therein, or the occupancy thereof by Mortgagor, then Mortgagor shall indemnify, defend and hold Mortgagee and/or such Secured Parties, as the case may be, harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Mortgagee and/or such Secured Parties, as the case may be, in any such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof or because of the breach by Mortgagor of any of the terms hereof or for the recovery of any sum secured hereby, Mortgagor shall pay the Mortgagee's attorneys' fees and expenses, together with interest thereon at the Default Interest Rate from the date the same are paid to the date of reimbursement by Mortgagor and the right to such reasonable attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If

Mortgagor breaches any term of this Mortgage, the Mortgagee may engage an attorney or attorneys to protect Mortgagee's rights hereunder, and in the event of such engagement following any breach by Mortgagor, Mortgagor shall pay the Mortgagee's reasonable attorneys' fees and expenses so incurred, whether or not an action is actually commenced against Mortgagor by reason of breach.

          (b) All sums secured by this Mortgage shall be paid in accordance with the Credit Agreement, the Notes, and any other Loan Instruments, as applicable, and without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (i) any claim which any of the Borrowers (or Mortgagor) have or might have against Mortgagee or any of the Secured Parties or (ii) any default or failure on the part of the Mortgagee to perform or comply with any of the terms hereof or of any other agreement with any of the Borrowers (or Mortgagor).

          44. Authority. Mortgagor (and the undersigned representative of Mortgagor) has full power, authority and legal right to execute this Mortgage and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this mortgage on Mortgagor's part to be kept and observed.

          45. Actions and Proceedings. Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which the Mortgagee, in its reasonable discretion, feels should be brought to protect the Mortgagee's interest in the Mortgaged Property.

          46. Inapplicable Provisions. If any term, covenant or condition of this Mortgage shall be held to be invalid, illegal or unenforceable in any respect, this mortgage shall be construed without such provision.

          47. Duplicate originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

          48. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein; the word "Agent" shall mean Agent or any successor agent appointed by the Secured Parties; the word "Notes" shall mean each of the Notes or any other evidence of indebtedness secured by this Mortgage; the word "Borrowers" shall mean each of the Mortgagor and NRG Generating (Newark) Cogeneration Inc. or either of them, as the context requires, and any person becoming a borrower under the Credit Agreement and their respective heirs, executors, administrators, legal representatives, successors and assigns; the word "Mortgagee', shall mean all of or any of the entities constituting Mortgagee, as the context requires, and shall include the rights of Agent to act on behalf of the Secured Parties under and pursuant to the Credit Agreement; and the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein; the word "Debt" shall mean all sums and performance secured by this Mortgage. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          49. Remedies Not Exclusive. Mortgagee shall be entitled to enforce payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers granted under this Mortgage or under the Credit Agreement or the Notes or under any of the Loan Instruments or under any Laws now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee, in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by Law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at Law or in equity or by statute. Every right, power or remedy given by the Credit Agreement, this Mortgage or any of the Loan Instruments to Mortgagee may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee. Every right, power or remedy given by this Mortgage to the Mortgagee may be exercised by Agent on behalf of all Secured Parties pursuant to the Credit Agreement, whether so expressed or not.

          50. Joinder of Individual Special CO-Agent. An individual, appointed by Agent in its discretion, may be joined as special co-agent (in such capacity, the "Special Co-Agent") hereunder in order to comply with any legal requirements respecting agents under mortgages of property in the jurisdiction in which the Mortgaged Property or any part thereof is or may be situated so that if, by any present or future law in New Jersey or in any jurisdiction in which it may be necessary to perform any act in the exercise of the rights of Mortgagee hereunder, the Agent shall be incompetent or unqualified to so act, then all of the acts required to be performed in such jurisdiction in the exercise of the rights of Mortgagee hereunder created hereby shall be performed by the Special CO-Agent and the Agent jointly, or the Special Co-Agent acting alone. In case the Special Co-Agent shall resign or be removed, or die or become incapable of acting, Mortgagee's interest in the Mortgaged Property, and all rights, powers, trusts, duties and obligations of Mortgagee shall, so far as permitted by law, vest in and be exercised by the Agent, unless and until a successor Special Co-Agent shall be appointed. The Special Co-Agent shall not be personally liable by reason of any act or omission of the Agent or any co-agent or separate agent or by reason of any act or omission of the Special Co-Agent taken or omitted to be taken pursuant to written instructions received by him from the Agent. Notice to the Agent or a co-agent or separate agent shall not constitute notice to the Special Co-Agent unless and until such notice is actually received by the Special Co-Agent.

          51. Relationship. The relationship of Mortgagee to Mortgagor hereunder is strictly and solely that of lender and borrower and nothing contained in the Notes, this Mortgage, the Credit Agreement, or any other Loan Instrument is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than as lender and borrower.

          52. Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

          53. Waiver of Trial by Jury. Mortgagor hereby irrevocably and unconditionally waives, and Mortgagee by its acceptance of the Notes and this Mortgage irrevocably and I unconditionally waives, any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Notes, this Mortgage, the Credit Agreement, or the other Loan Instruments.

          54. Waiver of Statutory Rights. Mortgagor shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "moratorium laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that Mortgagor may do so under applicable law. Mortgagor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. Mortgagor hereby waives for itself and all who may claim through or under it, and to the full extent Mortgagor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

          55. Credit Agreement. This Mortgage is subject to all of the terms, covenants and conditions of the Credit Agreement, which Credit Agreement and all of the terms, covenants and conditions thereof are by this reference incorporated herein and made a part hereof with the same force and effect as if set forth at length herein. The proceeds of the Funding Loans and Debt Service Loans secured hereby are to be advanced by Mortgagee to Mortgagor in accordance with the provisions of the Credit Agreement. Mortgagor shall observe and perform all of the terms, covenants and conditions of the Credit Agreement on Mortgagor's part to be observed or performed. All advances made and all indebtedness arising and accruing under the Credit Agreement with respect to the Funding Loans or Debt Service Loans thereunder from time to time shall be secured hereby. In the event of any conflict or ambiguity between the terms, covenants and conditions of this Mortgage and the Credit Agreement, the terms, covenants and conditions which shall enlarge the rights and remedies of Mortgagee and the interest of Mortgagee in the Mortgaged Property, afford Mortgagee greater financial security in the Mortgaged Property and better assure Payment of the Debt in full, shall control.

          56. No Oral Change. This Mortgage may only be modified or amended by an agreement in writing signed by Mortgagor and Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by Mortgagee and if so given by Mortgagee shall only be effective in the specific instance in which given. Mortgagor acknowledges that the Notes, this Mortgage, the Credit Agreement and the other Loan Instruments set forth the entire agreement and understanding of Mortgagor and Borrowers with respect to the Debt secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the Debt secured hereby other than those set forth in the Notes, this Mortgage, the Credit Agreement and the other Loan Instruments.

          57. True Copy. Mortgagor acknowledges receipt of a true copy of this Mortgage.

          58. Amendment and Restatement of Existing Mortgage. The terms covenants and conditions of this Mortgage supersede and restate in their entirety the terms, covenants and conditions of the Existing mortgage.

          IN WITNESS WHEREOF, This Mortgage has been duly executed as of the day and year first above written under seal.


ATTEST:                            NRG GENERATING (NEWARK)
                                        COGENERATION INC.


/s/                                By:  /s/ Leonard Bluhm
Name:                              Name:    Leonard A. Bluhm
Title:                             Title:   President

STATE OF NEW YORK     )

                         ss.:

COUNTY OF NEW YORK )



           Be it remembered that on this 28th day of June, 1996, before me, /s/ Barbara J. Vitale, a notary public, personally appeared Leonard A. Bluhm, the President of NRG GENERATING (NEWARK) COGENERATION INC., who I am satisfied is the person who has signed the foregoing instrument, and he did acknowledge that he signed, sealed with the seal of the said corporation, and delivered said instrument as the officer above stated, and that the foregoing instrument is the voluntary act and deed of said corporation, made by virtue of the authority of its board of directors.


                                   /s/ Barbara J. Vitale
                                         Notary Public

My commission expires:


[Seal]

                                 EXHIBIT A


                         (Description of Premises)

ALL THAT CERTAIN TRACT, PARCEL AND LOT OF LAND LYING AND BEING SITUATE IN THE CITY OF NEWARK, COUNTY OF ESSEX, STATE OF NEW JERSEY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHEASTERLY SECTION OF LOT 75 BLOCK 2412 AS SHOWN ON THE CITY OF NEWARK TAX MAPS, WHICH POINT IS DISTANT SOUTHERLY
28.01 FEET MEASURED AT RIGHT ANGLES FROM THE SOUTHERLY LINE OF LANDS NOW OR FORMERLY OF CENTRAL RAILROAD OF NEW JERSEY AND DISTANT WESTERLY 62.74 FEET MEASURED AT RIGHT ANGLES FROM THE WESTERLY SIDE OF BLANCHARD STREET (50 FEET WIDE); THENCE


(1) SOUTH 13 DEGREES 04 MINUTES 40 SECONDS EAST 98.26 FEET; THENCE

(2) SOUTH 01 DEGREES 30 MINUTES WEST 73.90 FEET; THENCE

(3) NORTH 88 DEGREES 30 MINUTES WEST 191.00 FEET; THENCE

(4) NORTH 01 DEGREES 30 MINUTES EAST 175.00 FEET; THENCE

(5) SOUTH 86 DEGREES 26 MINUTES EAST 166.37 FEET TO THE POINT OR PLACE OF BEGINNING.

                                 EXHIBIT B


                        (Description of Easements)

SPECIFIC ACCESS EASEMENT SURROUNDING THE ABOVE MENTIONED PROPERTY: PROVIDED THAT TENANT SHALL NOT INTERFERE WITH THE CONDUCT OF LANDLORD'S BUSINESS OPERATION AT THE ENTIRE PROPERTY, TENANT, ITS AGENT, CONTRACTORS, EMPLOYEES AND INVITEES SHALL RAVE THE NON-EXCLUSIVE RIGHT OF ACCESS TO AND INGRESS AND EGRESS FOR PERSONNEL, TRUCKS AND OTHER VEHICLES OVER THAT PORTION OF THE ENTIRE PREMISES WHICH IS DESCRIBED AS TRACT I DESCRIBED ON EXHIBIT C HERETO.

TOGETHER WITH THOSE CERTAIN EASEMENTS FOR PARKING, INTERCONNECTION FACILITIES, REPAIR EASEMENTS, DRY WELL SYSTEMS, UTILITIES, ACCESS, AND OTHER EASEMENTS GRANTED BY NEWARK GROUP INDUSTRIES, INC., TO O'BRIEN (NEWARK) COGENERATION, INC., PURSUANT TO THAT CERTAIN UNRECORDED LEASE DATED JULY 18, 1988, A MEMORANDUM OF WHICH WAS RECORDED IN DEED BOOK 5036 PAGE 617, ESSEX COUNTY, NEW JERSEY RECORDS OVER ALL OR PART OF THE PREMISES DESCRIBED AS .TRACT II DESCRIBED ON EXHIBIT C HERETO.

BEING IN ACCORDANCE WITH A SURVEY PREPARED BY CASEY & KELLER, INC., DATED APRIL 29, 1996.

                                 EXHIBIT C

(Description of Easement Premises)


TRACT I

BEGINNING AT A POINT IN THE WESTERLY SIDE OF BLANCHARD STREET (50 FEET
WIDE) WHERE THE SAME IS INTERSECTED BY THE SOUTHERLY LINE OF LANDS NOW OR FORMERLY OF CENTRAL RAILROAD OF NEW JERSEY, LOT 90 BLOCK 2412 AS SHOWN ON THE CITY OF NEWARK TAX MAPS; THENCE

(1)  ALONG SAID SIDE OF BLANCHARD STREET SOUTH 01 DEGREES 30 MINUTES WEST
     202.50 FEET; THENCE

(2)  NORTH 88 DEGREES 30 MINUTES WEST 249.00 FEET; THENCE

(3) NORTH 01 DEGREES 30 MINUTES EAST 204.17 FEET TO A POINT ON THE SOUTHERLY LINE OF LANDS NOW OR FORMERLY CENTRAL RAILROAD OF NEW JERSEY AFORESAID; THENCE

(4) ALONG SAID LANDS EASTERLY ON THE ARC OF A CURVE, CURVING TO THE RIGHT WITH A RADIUS OF 298.45 FEET FOR DISTANCE OF 66.20 FEET TO A POINT OF TANGENCY IN THE SAME; THENCE

(5) STILL ALONG SAID LANDS SOUTH 86 DEGREES 26 MINUTES EAST 183.24 FEET TO THE WESTERLY SIDE OF BLANCHARD STREET AND THE POINT OR PLACE OF BEGINNING.

TRACT II

THOSE CERTAIN LANDS OWNED BY NEWARK GROUP INDUSTRIES, INC. (FORMERLY KNOWN AS PAPERBOARD MANUFACTURERS OF NEWARK, INC.), WITH A STREET ADDRESS AT 60 LOCKWOOD STREET, NEWARK, NEW JERSEY AND BEING TAX LOTS 75 AND 58 IN BLOCK 2412 ON THE NEWARK, NEW JERSEY MUNICIPAL TAX MAP.